UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2020

APERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38441	82-3066826
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2445 Technology Forest Blvd

Building 4, 12th Floor

The Woodlands, Texas 77381

(Address of principal executive offices, including zip code)

(281) 403-5772

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $0.01 Par Value	APY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 12, 2020, Apergy Corporation (“Apergy”) filed a registration statement on Form S-4 (File No. 333-236379) with the Securities and Exchange Commission (the “SEC”) in connection with the proposed acquisition of the upstream energy business of Ecolab Inc. (“Ecolab”) by Apergy pursuant to an Agreement and Plan of Merger and Reorganization, dated as of December 18, 2019 (as the same may be amended from time to time, the “Merger Agreement,” and the transactions contemplated therein, the “Transactions”), by and among Apergy, Ecolab, ChampionX Holding Inc., a wholly owned subsidiary of Ecolab (“ChampionX”) and Athena Merger Sub, Inc., a wholly owned subsidiary of Apergy (“Merger Sub”). On February 12, 2020, ChampionX filed a registration statement on Form S-4 and Form S-1 (File No. 333-236380) relating to the Transactions (the “Registration Statement”). Apergy subsequently filed certain amendments to the Registration Statement, and the Registration Statement as amended was declared effective on April 30, 2020. On February 12, 2020, Apergy filed with the SEC its preliminary proxy statement on Schedule 14A relating to the special meeting of Apergy stockholders scheduled to be held on May 28, 2020 (the “Proxy Statement”) to, among other things, vote on a proposal to issue shares of Apergy common stock in connection with the Transactions. Apergy subsequently filed, on April 29, 2020, a definitive Proxy Statement.

Since the initial filing of the Proxy Statement, Apergy received a letter on behalf of a putative stockholder alleging that the Proxy Statement is false and misleading and/or omits material information concerning the Transactions in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9promulgated under the Exchange Act (the “Stockholder Demand”).

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the definitive Proxy Statement filed by Apergy on April 29, 2020 (the “Definitive Proxy Statement”) which should be read in its entirety. Page references in the below disclosures are to pages in the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Definitive Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Definitive Proxy Statement. Apergy denies the allegations in the Stockholder Demand and denies any alleged violations of law or any legal or equitable duty. Without admitting in any way that the disclosures below are material or otherwise required by law, Apergy makes the following amended and supplemental disclosures solely for the purpose of mooting the allegations in the Stockholder Demand.

The section of the Definitive Proxy Statement entitled “The Transactions” is amended and supplemented as follows:

The disclosure on page 131 of the Definitive Proxy Statement is amended and supplemented by adding the following new rows to the table on such page titled “Apergy Standalone Projections”:

$ million	2019E	2020E	2021E	2022E	2023E	2024E
Interest Income (Expense)	$(40)	$(27)	$(21)	$(16)	$(12)	$(8)
Pre-Tax Income	$86	$127	$164	$215	$245	$268
Income Tax Expense	$(21)	$(29)	$(38)	$(49)	$(56)	$(62)
Net Income	$65	$98	$126	$166	$189	$206

The disclosure on page 132 of the Definitive Proxy Statement is amended and supplemented by adding the following new row to the table on such page titled “Apergy Extrapolated ChampionX Projections”:

$ million	2019E	2020E	2021E	2022E	2023E	2024E
Interest Income (Expense)	$(27)	$(22)	$(9)	$2	$8	$15
Pre-Tax Income	$125	$192	$240	$289	$339	$361
Income Tax Expense	$(29)	$(44)	$(55)	$(66)	$(78)	$(83)
Net Income	$96	$148	$185	$223	$261	$278

The disclosure under the heading “The Merger— Opinion of Apergy’s Financial Advisors—Summary of the Financial Analysis of Apergy’s Financial Advisors” is hereby supplemented by adding the following underlined disclosure to and deleting the language that is struck from the third full paragraph of page 129 of the Definitive Proxy Statement.

Apergy’s financial advisors reviewed share price targets for Apergy common stock reflected in the most recent publicly available Wall Street equity research analyst reports published in the fourth quarter of 2019 and observed that the per share price targets for Apergy common stock ranged from $24.50 to $34.00, with the 25th percentile, median and 75th percentile of such stock price targets being $30.00, ~~a median per share price target of~~ $32.00 and $32.00, respectively.

Cautionary Statement Regarding Forward-Looking Statements

This report includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between Apergy, ChampionX and Ecolab. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, including future financial and operating results and strategic benefits, the tax consequences of the proposed transaction, and the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward looking statements.

These forward-looking statements are based on Apergy and ChampionX’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from Apergy and ChampionX’s current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of Apergy may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by the parties, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) risks related to disruption of management time from ongoing business operations due to proposed transaction; (6) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Apergy and ChampionX, or at all; (7) the ability of the combined company to implement its business strategy; (8) difficulties and delays in the combined company achieving revenue and cost synergies; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) the effects of external events on the economy including COVID-19 or other pandemics; (12) evolving legal, regulatory and tax regimes; (13) changes in general economic and/or industry specific conditions (including actions taken by OPEC); (14) actions by third parties, including government agencies; (15) Apergy’s ability to remediate the material weaknesses in internal control over financial reporting described in Part II, Item 9A – Controls and Procedures in Apergy’s Annual Report on Form 10-K for the year ended December 31, 2019; and (16) other risk factors detailed from time to time in Apergy and Ecolab’s reports filed with the SEC, including Apergy and Ecolab’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. None of Apergy, ChampionX or Ecolab undertakes any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Important Information About the ChampionX Transaction and Where to Find It

In connection with the proposed transaction, Apergy has filed a definitive proxy statement on Schedule 14A and a registration statement on Form S-4 containing a prospectus, declared effective April 30, 2020, with the SEC and ChampionX has filed a registration statement on Form S-4 and Form S-1 containing a prospectus, declared effective April 30, 2020. INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND DEFINITIVE PROXY STATEMENT AS WELL AS ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT APERGY, ECOLAB, CHAMPIONX AND THE PROPOSED TRANSACTION. Investors and securityholders may obtain a free copy of the registration statements/prospectuses and definitive proxy statement and other documents filed by Apergy, Ecolab and ChampionX with the SEC at the SEC’s website at http://www.sec.gov. The registration statements/prospectuses and definitive proxy statement can also be obtained free of charge from Ecolab upon written request to Ecolab Inc., Attn: Investor Relations, 1 Ecolab Place, St. Paul, MN 55102, or by e-mailing investor.info@ecolab.com, or upon written request to Apergy, Investor Relations, 2445 Technology Forest Boulevard, The Woodlands, Texas 77381, or by e-mailing david.skipper@apergy.com.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Apergy. However, Apergy, Ecolab and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Apergy in connection with the proposed transaction under the rules of the SEC. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Apergy in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in Apergy’s definitive proxy statement relating to the proposed transaction, filed with the SEC on April 29, 2020. Information about the directors and executive officers of Ecolab may be found in its Annual Report on Form 10-K filed with the SEC on February 28, 2020, and its definitive proxy statement relating to its 2020 Annual Meeting of Shareholders filed with the SEC on March 20, 2020. Information about the directors and executive officers of Apergy may be found in its Annual Report on Form 10-K filed with the SEC on March 2, 2020, and its definitive proxy statement relating to its 2020 Annual Meeting of Stockholders filed with the SEC on April 2, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APERGY CORPORATION

By:	/s/ Jay A. Nutt
Name:	Jay A. Nutt
Title:	Senior Vice President & Chief Financial Officer

Date: May 22, 2020